UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2016

FULL CIRCLE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00809	27-2411476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Greenwich Avenue, 2nd Floor

Greenwich, CT, 06830

(Address of principal executive offices including Zip Code)

(203) 900-2100

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 28, 2016, Great Elm Capital Corp., a Maryland corporation (“GECC”) filed with the Securities and Exchange Commission (the “SEC”) a definitive prospectus (the “Proxy/Prospectus”), which also constitutes a proxy statement of Full Circle Capital Corporation (“we”, “us” or “Full Circle”) with respect to the special meeting of Full Circle’s stockholders scheduled to be held on October 31, 2016 (the “Special Meeting”). As previously disclosed, on June 23, 2016, Full Circle and GECC entered into a definitive merger agreement (the “Merger Agreement”) which provides that, on the terms and subject to the conditions set forth therein, Full Circle will merge with and into GECC (the “Merger”).

As disclosed in the Proxy/Prospectus, two complaints, captioned Daniel Saunders, on behalf of himself and all others similarly situated, v. Full Circle Capital Corporation, et al., filed on September 23, 2016 (the “Saunders Action”), and William L. Russell, Jr., individually and on behalf of all others similarly situated, v. Biderman, et al. filed on September 12, 2016 and amended on September 22, 2016 (the “Russell Action”), were filed in the United States District Court for the District of Maryland and in the Circuit Court for Baltimore City, (the “Circuit Court”), respectively. On October 7, 2016, a complaint captioned David Speiser, individually and on behalf of all others similarly situated v. Felton, et al., was filed in the Circuit Court (the “Speiser Action,” and together with the Saunders Action and the Russell Action, the “Actions”).

On October 24, 2016, Full Circle, GECC, Great Elm Capital Group, Inc. (“GECG”), MAST Capital Management, Inc. (“MAST”), certain directors of the Company and plaintiffs in the Actions reached an agreement in principle providing for the settlement of the Actions on the terms and conditions set forth in a memorandum of understanding (the “MOU”). Pursuant to the terms of the MOU, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, Full Circle and GECC agreed to make the supplemental disclosures in this Current Report on Form 8-K. The MOU further provides that, among other things, (a) the parties to the MOU will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Circuit Court for review and approval; (b) the Stipulation will provide for dismissal of the Actions on the merits; (c) the Stipulation will include a general release of defendants of claims relating to the transactions contemplated by the Merger Agreement; and (d) the proposed settlement is conditioned on final approval by the Circuit Court after notice to Full Circle’s stockholders. There can be no assurance that the settlement will be finalized or that the Circuit Court will approve the settlement.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to stockholders of Full Circle in connection with the proposed Merger.

Pursuant to the proposed settlement, Full Circle and GECC have agreed to make the supplemental disclosures set forth below. Important information concerning the proposed Merger is set forth in the Proxy/Prospectus. The Proxy/Prospectus is amended and supplemented by, and should be read in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Proxy/Prospectus.

Full Circle, GECC and the other defendants in the Actions have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any and all applicable fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from further litigation. Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENTAL DISCLOSURES

In the proposed settlement of the Actions as set forth in this Current Report on Form 8-K, Full Circle and GECC agreed to make these supplemental disclosures. Without admitting in any way that the disclosures below are material or otherwise required by law, Full Circle and GECC make the following supplemental disclosures:

The following supplemental disclosure is added after the first full sentence on page 42 of the Proxy/Prospectus:

Certain of the confidentiality agreements contain provisions that obligated the potential bidder to refrain for a specified period of time from pursuing certain actions without the prior written consent of the Full Circle board of directors, including, among other things, acquiring securities of Full Circle or commencing a proxy contest. Those provisions do not specifically prohibit the potential bidder from approaching the board of directors of Full Circle with a proposal for a business combination. Although it is possible that a potential bidder might nevertheless believe that it is precluded from doing so, Full Circle does not believe that these provisions have such a legal effect. In addition, in the Merger Agreement, Full Circle expressly obtained the right to waive any standstill provisions, although it had not done so prior to entering into the MOU.

The following supplemental disclosure is added to the section captioned “Reasons for the Merger; Recommendation of the Full Circle Board” on page 48 of the Proxy/Prospectus:

•	the fact that, in the opinion of the Full Circle Board, none of the proposals received by Full Circle since it began exploring strategic alternatives in 2015 was financially superior to the terms of the Merger (for this purpose, given the nature of the transactions contemplated by the Merger Agreement and of the transactions contemplated by the other proposals received by Full Circle, the Full Circle Board did not believe it was useful to attempt to compare transactions based on a notional value per share of Full Circle common stock, because none of the transactions was structured as a cash buy-out of Full Circle for a fixed price per share; instead, the Full Circle Board principally considered the projected net asset value per share of the combined company following the transaction and the terms of the investment advisory agreement that would be in effect following the Merger).

The text on page 55 of the Proxy/Prospectus beginning “the selected companies were:” through and including the sentence, “Houlihan Lokey calculated multiples of Price-to-LTM Net Investment Income, Price-to-2017E Net Investment Income, 2017E Dividend Yields and Price-to-Net Asset Value,” is replaced with the following:

The selected companies and corresponding financial data were:

Market Capitalization in Excess of $250.0 million:

Selected Company	Price-to-LTM Net Investment Income	Price-to-2017E Net Investment Income	2017E Dividend Yield	Price-to-Net Asset Value Per Share
TCP Capital Corp.	9.1x	9.3x	9.8%	1.02x
PennantPark Investment Corporation	5.1x	6.7x	16.9%	0.75x
Medley Capital Corporation	5.7x	6.2x	16.5%	0.67x
THL Credit, Inc.	7.3x	7.7x	12.8%	0.87x
Fidus Investment Corporation	8.9x	8.9x	10.5%	0.98x

Market Capitalization of Less than $250.0 million:

Selected Company	Price-to-LTM Net Investment Income	Price-to-2017E Net Investment Income	2017E Dividend Yield	Price-to-Net Asset Value Per Share
Capitala Finance Corp.	7.9x	7.5x	13.3%	0.85x
Gladstone Investment Corporation	10.4x	9.6x	10.7%	0.77x
WhiteHorse Finance, Inc.	7.4x	7.5x	13.0%	0.80x
Monroe Capital Corporation	9.0x	9.1x	9.8%	1.00x
Gladstone Capital Corporation	8.2x	n.a.	n.a.	0.91x
Alcentra Capital Corporation	8.3x	8.2x	11.2%	0.84x
Garrison Capital Inc.	5.8x	6.8x	14.2%	0.73x
Stellus Capital Investment Corporation	7.6x	7.6x	13.3%	0.78x
OFS Capital Corporation	8.1x	7.9x	11.1%	0.87x
CM Finance Inc	5.6x	n.a.	n.a.	0.75x
Saratoga Investment Corp.	8.8x	n.a.	n.a.	0.77x
Harvest Capital Credit Corporation	8.0x	9.2x	10.3%	0.94x
OHA Investment Corporation	5.2x	n.a.	n.a.	0.50x

_____

n.a. refers to data not available.

The section captioned “Discounted Dividend Analysis—GECC” on page 55 of the Proxy/Prospectus is replaced with the following:

Houlihan Lokey performed a discounted dividend analysis of GECC after giving effect to the Transaction based on the Adjusted Projections for GECC. Houlihan Lokey applied a range of terminal value multiples of 0.95x to 1.05x to GECC’s projected Net Asset Value as of September 30, 2021 and discount rates ranging from 10.5% to 12.5% in each case selected based on its experience and professional judgment. The discounted dividend analysis of GECC indicated an implied valuation reference range for the Merger Consideration after giving effect to the Transaction of $3.40 to $3.84 per share of Full Circle common stock.

The first sentence of the final paragraph in the section captioned “Other Matters” on page 55 of the Proxy/Prospectus is replaced with the following:

Houlihan Lokey and certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to MAST, or one or more security holders, affiliates and/or portfolio companies of investment funds affiliated or associated with MAST (collectively, with MAST, the MAST Capital Group) and, more than three years ago and prior to MAST acquiring an interest in Great Elm Capital Group, Great Elm Capital Group, for which Houlihan Lokey and its affiliates have received compensation, including, among other things, in connection with LightSquared, Inc.’s Chapter 11 plan of reorganization, which was confirmed in March 2015. Houlihan Lokey was engaged in 2012 by U.S. Bank, N.A., as administrative agent (the Agent) for the lenders under LightSquared, Inc.’s credit agreement (the LightSquared Credit Agreement) to provide certain financial advisory and investment banking services to the Agent. Although all or a substantial portion of the secured debt issued pursuant to the LightSquared Credit Agreement was held by MAST and/or its affiliates, the fees received by Houlihan Lokey for providing financial advisory and investment banking services to the Agent in connection with LightSquared, Inc.’s reorganization, an aggregate of approximately $1.5 million since January 1, 2014 were paid by LightSquared, Inc., as debtor in accordance with the LightSquared Credit Agreement.

The following supplemental disclosure is added to the section captioned “Continuing Directors” on page 56 of the Proxy/Prospectus:

The Merger Agreement provides that the directors of GECC immediately following the Merger will include the two directors of Full Circle named in Section 1.6 of the Company Disclosure Schedule (as defined in the Merger Agreement). The decision to name Mr. Biderman and Mr. Stuart in that Section was made by the Full Circle Board shortly before the Full Circle Board approved the Merger Agreement.

The section captioned “Consulting and Employment Agreements” on page 56 of the Proxy/Prospectus is replaced with the following:

John E. Stuart and Gregg J. Felton are the owners of Full Circle Advisors and serve as directors and officers of Full Circle. GECM has offered to enter into a three-year consulting agreement with each of them, pursuant to which they collectively will receive aggregate payments equal to 26% of the management fee received by GECM under the GECC Investment Management Agreement.

Mr. Stuart and Mr. Felton first discussed a potential consulting arrangement with representatives of the MAST Group only after Full Circle entered into a letter of intent on April 14, 2016, with MAST and Great Elm Capital Group. The discussion was initiated by Mr. Chernicoff and Mr. Reed. Mr. Stuart and Mr. Felton responded that they would be prepared to enter into consulting arrangements substantially as proposed but that they believed no binding agreement should be entered into with respect to those consulting arrangements unless and until a definitive merger agreement between Full Circle and GECC was agreed and entered into. Mr. Stuart and Mr. Felton informed the other members of the Full Circle Board of these discussions. Pursuant to those discussions, Mr. Stuart and Mr. Felton intend to enter into definitive agreements with respect to their consulting arrangement with GECC on terms substantially similar to those previously disclosed to the Full Circle Board, which provide for Mr. Stuart and Mr. Felton to collectively receive aggregate payments equal to 26% of the management fee received by GECM under the GECC Investment Management Agreement for a three-year period beginning on November 3, 2016. Mr. Stuart and Mr. Felton are permitted under their consulting agreement to serve as officers, directors or principals of other entities that operate in the same or a related line of business as MAST and Great Elm Capital Group. Accordingly, Mr. Stuart and Mr. Felton may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of MAST and Great Elm Capital Group or its stockholders to the extent they may conflict.

Michael J. Sell, who is Full Circle’s chief financial officer, treasurer and secretary, will serve as the chief financial officer, treasurer and secretary of GECC, for which he will be paid an annual salary and a discretionary bonus. Mr. Sell first discussed the possibility of working for GECC after the Merger in April 2016, following the execution of the letter of intent with MAST and Great Elm Capital Group. Those discussions were initiated by GECC.

Certain of Full Circle's directors and officers are beneficial owners of shares of Full Circle common stock. See "Full Circle—Control Persons and Principal Stockholders of Full Circle".

Important Information for Investors and Stockholders

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transactions referred to in this material, GECC has filed a registration statement on Form N-14 with the SEC containing a proxy statement of Full Circle that also constitutes a prospectus of GECC. The registration statement was declared effective by the SEC on September 27, 2016 and Full Circle mailed a definitive proxy statement/prospectus to stockholders of Full Circle on or about September 28, 2016. This material is not a substitute for the proxy statement/prospectus or registration statement to which it pertains or for any other document that GECC or Full Circle may file with the SEC and send to Full Circle’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by GECC or Full Circle through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Full Circle are available free of charge on Full Circle’s website at ir.fccapital.com or by contacting Full Circle at 203-900-2100.

Full Circle, MAST and GECG and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Full Circle is contained in its proxy statement for its special meeting of stockholders, which was filed with the SEC on September 28, 2016. Information about the members, managers, officers and employees of MAST that may be engaged in the solicitations is contained in the proxy statement/prospectus that was filed with the SEC on September 28, 2016 and was mailed to Full Circle’s stockholders on or about September 28, 2016.  These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in any proxy statement, prospectus and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed Merger and the business of the combined company including statements regarding the expected timetable for completing the Merger, benefits of the transaction, statements regarding the combined company, its investment plans, policies and expected results and any other statements regarding Full Circle’s, MAST’s, GECG’s and the combined company’s expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing the proposed transactions may not be satisfied; the failure to receive, on a timely basis or otherwise, the required approvals by Full Circle and Full Circle’s stockholders, governmental or regulatory agencies and third parties; the combined company’s ability to achieve the synergies, recurring net investment income and value creation contemplated by the proposed transactions; uncertainty as to whether the combined company will be able to perform as well as funds managed by MAST; uncertainty as to the integration, prospects, distributions and investment performance of the combined company; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the Merger; the impact of legislative, regulatory and competitive changes; and the diversion of management time on transaction-related issues. There can be no assurance that the Merger will in fact be consummated. Additional information concerning these and other factors can be found in GECC’s registration statement and proxy/prospectus as well as in Full Circle’s and GECG’s respective filings with the SEC, including GECG’s (filed as Unwired Planet’s) April 2016 proxy statement. Each of Full Circle, MAST, GECG and GECC assume no obligation, and expressly disclaim any duty to, update any forward-looking statements contained in this document or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULL CIRCLE CAPITAL CORPORATION
(Registrant)

Dated: October 24, 2016	By:	/s/ Michael J. Sell
	Name:	Michael J. Sell
	Title:	Chief Financial Officer, Treasurer and Secretary